Phoenix Real Estate Securities Fund,

a series of Phoenix Opportunities Trust

Supplement dated May 1, 2008 to the

Alternative Funds Prospectus dated January 31, 2008

and to the Statement of Additional Information (“SAI”)

dated January 31, 2008, as supplemented April 8, 2008

Important Notice to Investors

Effective May 1, 2008, the voluntary expense limitation arrangement previously provided by the fund’s investment adviser has been discontinued. Accordingly, all references in the fund’s prospectus and SAI to the expense limitation arrangement are amended to reflect that it was discontinued effective May 1, 2008.

Additionally, the disclosure in the prospectus under “Portfolio Management” is hereby amended to state that Geoffrey P. Dybas serves as Senior Portfolio Manager of the fund and that Frank J. Haggerty Jr. serves as Portfolio Manager. Their portfolio management roles with respect to the Phoenix Real Estate Securities Fund were inadvertently reversed in the fund’s current prospectus.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 4849/RESF Cap (05/08)